EXHIBIT 10.2

BGC HOLDINGS, L.P.

NINTH AMENDMENT

TO AGREEMENT OF LIMITED PARTNERSHIP,

AS AMENDED AND RESTATED

This Ninth Amendment (this “Ninth Amendment”) to the Agreement of Limited Partnership of BGC Holdings, L.P. (the “Partnership”), as amended and restated as of March 31, 2008, and as further amended effective as of March 1, 2009, August 3, 2009, January 1, 2010, August 6, 2010, December 31, 2010, March 15, 2011, September 9, 2011 and December 17, 2012 (as amended, the “Agreement”), is executed as of November 6, 2013 and is effective as of July 1, 2013.

WITNESSETH:

WHEREAS, the General Partner and the sole Exchangeable Limited Partner wish to make certain modifications to the Agreement; and

WHEREAS, this Ninth Amendment has been approved by each of the General Partner and the sole Exchangeable Limited Partner;

NOW, THEREFORE, the Agreement is hereby amended on the terms set forth in this Ninth Amendment:

Section 1.	Creation and Description of PPSUs, PPSIs, PPSEs, PLPUs, APPSUs, APPSIs, APPSEs, PREUs, PRPUs, APREUs, and APRPUs

Pursuant to the authority conferred on the General Partner under the Agreement, including without limitation Sections 3.01, 4.02, and 13.01 thereof, there are hereby created new classes of Units in the Partnership designated as (collectively, such new classes of Units are the “Preferred Units”):

(i)	Preferred PSUs (“PPSUs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, PSUs;

(ii)	Preferred PSIs (“PPSIs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, PSIs;

(iii)	Preferred PSEs (“PPSEs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, PSEs;

(iv)	Preferred LPUs (“PLPUs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, LPUs;

(v)	Preferred APSUs (“APPSUs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, APSUs;

(vi)	Preferred APSIs (“APPSIs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, APSIs;

(vii)	Preferred APSEs (“APPSEs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, APSEs;

(viii)	Preferred REUs (“PREUs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, REUs;

(ix)	Preferred RPUs (“PRPUs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, RPUs;

(x)	Preferred AREUs (“APREUs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, AREUs; and

(xi)	Preferred ARPUs (“APRPUs”), which are considered Working Partner Units and can only be awarded to holders of, or contemporaneous with the issuance of, ARPUs.

The definition of “Working Partner Unit” is hereby amended and restated as follows:

“Working Partner Unit” means any Unit (including High Distribution Units, High Distribution II Units, High Distribution III Units, High Distribution IV Units, Grant Units, Matching Grant Units, Restricted Partnership Units, PSUs, PSIs, AREUs, ARPUs, APSUs, APSIs, PSEs, LPUs, PPSUs, PPSIs, PPSEs, PLPUs, APPSUs, APPSIs, APPSEs, PREUs, PRPUs, APREUs, and APRPUs) designated as a Working Partner Unit in accordance with the terms of this Agreement.

PPSUs shall be a separate class of units and otherwise identical in all respects to PSUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) notwithstanding that they can be redeemed by the General Partner at any time for zero, to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to PPSUs; and (iv) any terms of the Agreement that are specific to PPSUs shall apply (including but not limited to Section 5.04).

PPSIs shall be a separate class of units and otherwise identical in all respects to PSIs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) notwithstanding that they can be redeemed by the General Partner at any time for zero, to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to PPSIs; and (iv) any terms of the Agreement that are specific to PPSIs shall apply (including but not limited to Section 5.04).

PPSEs shall be a separate class of units and otherwise identical in all respects to PSEs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) notwithstanding that they can be redeemed by the General Partner at any time for zero, to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to PPSEs; and (iv) any terms of the Agreement that are specific to PPSEs shall apply (including but not limited to Section 5.04).

PLPUs shall be a separate class of units and otherwise identical in all respects to LPUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) notwithstanding that they can be redeemed by the General Partner at any time for zero, to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to PLPUs; and (iv) any terms of the Agreement that are specific to PLPUs shall apply (including but not limited to Section 5.04).

APPSUs shall be a separate class of units and otherwise identical in all respects to APSUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) notwithstanding that they can be redeemed by the General Partner at any time for zero, to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to APPSUs; and (iv) any terms of the Agreement that are specific to APPSUs shall apply (including but not limited to Section 5.04).

APPSIs shall be a separate class of units and otherwise identical in all respects to APSIs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) notwithstanding that they can be redeemed by the General Partner at any time for zero, to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to APPSIs; and (iv) any terms of the Agreement that are specific to APPSIs shall apply (including but not limited to Section 5.04).

APPSEs shall be a separate class of units and otherwise identical in all respects to APSEs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) notwithstanding that they can be redeemed by the General Partner at any time for zero, to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to APPSEs; and (iv) any terms of the Agreement that are specific to APPSEs shall apply (including but not limited to Section 5.04).

PREUs shall be a separate class of units and otherwise identical in all respects to REUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to PREUs; and (iv) any terms of the Agreement that are specific to PREUs shall apply (including but not limited to Section 5.04).

PRPUs shall be a separate class of units and otherwise identical in all respects to RPUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to PRPUs; and (iv) any terms of the Agreement that are specific to PRPUs shall apply (including but not limited to Section 5.04).

APREUs shall be a separate class of units and otherwise identical in all respects to AREUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to APREUs; and (iv) any terms of the Agreement that are specific to APREUs shall apply (including but not limited to Section 5.04).

APRPUs shall be a separate class of units and otherwise identical in all respects to ARPUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) to the extent any payment (other than a distribution relating to the Preferred Distribution) is made with respect to them, any payment shall be subject to the then current policies and procedures of the Partnership applicable to APRPUs; and (iv) any terms of the Agreement that are specific to APRPUs shall apply (including but not limited to Section 5.04).

In addition to the foregoing, the first sentence of Section 5.04 shall be amended and restated as follows:

SECTION 5.04. Allocations and Tax Matters. (a) Book Allocations. Except as otherwise expressly provided in this Agreement, after giving effect to the allocations set forth in Section 2 of Exhibit D hereto and Section 6.01(d), for purposes of computing Capital Accounts and allocating any items of income, gain, loss or deduction thereto, with respect to each Accounting Period, all items of income, gain, loss or deduction of the Partnership as determined by the General Partner (the “Net Profits”) shall be allocated as follows:

(i)	First, to Partners holding a Preferred Unit for the entire applicable calendar quarter Accounting Period (a “Quarter”), a preferred allocation of the Net Profits for each such Quarter in an amount equal to a percentage of each Allocation Amount (as defined below) applicable to such Preferred Units; provided that each such Preferred Unit is outstanding as of the date such preferred allocation is made (the “Preferred Distribution”), and if the Preferred Unit is an APPSU, APPSI, APPSE, APREU, or APRPU, the Distribution Conditions (as such term is defined in the applicable award documentation for the applicable holder) for such Unit have been met. No Preferred Distribution for a Quarter shall be allocated to Preferred Units that were outstanding for a partial quarter.

a.	The Preferred Distribution per Quarter shall be .6875% (which is two and three-fourths percent (2.75%) per calendar year) or as otherwise set forth in the Partner’s applicable award documentation (the “Maximum Distribution”).

b.	For purposes of this Section only, the Allocation Amount shall be: (i) the result of multiplying each outstanding PPSU, PPSI, PPSE, PLPU, APPSU, APPSI, and APPSE by the applicable price used by the General Partner to determine the award of such Unit; and (ii) the Post-Termination Amount associated with each outstanding PREU, PRPU, APREU, and APRPU.

c.	In the event the Preferred Distribution for such Preferred Units for a Quarter is less than the Maximum Distribution (the “Shortfall”), such Preferred Units shall be entitled to a catch-up allocation for the succeeding Quarter(s) with respect to the same calendar year in an amount equal to the Shortfall until such Shortfall is met (the “Catch-Up Distribution”), provided that (x) such Preferred Units are outstanding as of the date such Catch-Up Distribution is made; (y) such Catch-Up Distribution may be made only to the extent of Net Profits; and (z) no Catch-Up Distributions may be made with respect to prior calendar years. It is understood that allocations for a Quarter are expected to be made in the succeeding Quarter (i.e., a fourth Quarter allocation would be distributed following the calendar year-end) and that Net Profits for a Quarter shall be allocated first to Catch-Up Distributions (if any) before Preferred Distributions.

d.	For avoidance of doubt, the Preferred Units do not participate in distributions other than with respect to, as applicable, the Preferred Distribution and the Catch-Up Distribution.

(ii)	Second, for purposes of computing Capital Accounts with respect to a Quarter, the balance of the Net Profits, if any, shall be allocated to the Capital Accounts of the Partners in proportion to their Percentage Interest (excluding Preferred Units) as of the end of such Accounting Period; provided that any and all items of income, gain, loss or deduction to the extent resulting from a Special Item will be allocated entirely to the Capital Accounts of the Limited Partnership Interests (other than the Special Voting Limited Partnership Interest and Preferred Units), pro rata in proportion to the number of Units (excluding Preferred Units) underlying such Interests or in other proportion as determined by a Majority in Interest (it being the intention that, in all cases, BGC Partners, as the holder of the Special Voting Limited Partner Interests or otherwise, shall not bear the benefits and burdens of the Special Item).

(iii)	For avoidance of doubt, as to AREUs, ARPUs, APSUs, and APSIs: (A) only net losses as are determined by the General Partner shall be allocable with respect to such Units; (B) the definition of “Percentage Interest” shall exclude such Units solely for purposes of calculating net profits as determined by the General Partner pursuant to Section 5.04; and (C) Section 6.01 shall not apply to such Units.

Section 2.	Other Amendments

The General Partner shall have the authority, without the consent of the other Partners other than the Exchangeable Limited Partners (by affirmative vote of a Majority in Interest), to make such other amendments to the Agreement as are necessary or appropriate to give effect to the intent of this Ninth Amendment, including, without limitation, to amend the Table of Contents or to reflect this Ninth Amendment in an Amended and Restated Agreement of Limited Partnership (and to further amend and/or restate such Amended and Restated Agreement of Limited Partnership to reflect this Ninth Amendment to the extent necessary or appropriate as determined by the General Partner).

Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

BGC GP, LLC

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and CEO

CANTOR FITZGERALD, L.P., as the sole Exchangeable Limited Partner

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and CEO

[Signature Page to the Ninth Amendment, executed as of November 6, 2013 and effective as of July 1, 2013, to the Agreement of Limited Partnership of BGC Holdings, L.P., dated March 31, 2008, and as further amended]

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